

New Jersey Resources

RELIABLE
AFFORDABLE
CLEAN

Second Quarter 2019 Update
May 3, 2019

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's NFE guidance for fiscal 2019, forecasted contribution of business segments to fiscal 2019 NFE and beyond, future NJNG customer and utility gross margin growth, future NJR capital expenditures, infrastructure investments, Clean Energy Ventures' ITC-eligible projects and demand for residential solar, earnings and dividend growth, NJNG's base rate cases as well as the ability to close and successfully implement the Adelphia Gateway acquisition, and construct the SRL and PennEast Pipeline projects.

The factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, risks associated with our investments in clean energy projects, including the availability of regulatory and tax incentives, the availability of viable projects, our eligibility for ITCs, the future market for SRECs and electricity prices, and operational risks related to projects in service; the ability to obtain governmental and regulatory approvals, land-use rights, electric grid connection (in the case of clean energy projects) and/or financing for the construction, development and operation of our unregulated energy investments, pipeline transportation systems and NJNG and Midstream infrastructure projects, including NJ RISE, SRL, PennEast and Adelphia Gateway, in a timely manner; risks associated with acquisitions and the related integration of acquired assets with our current operations, including our planned Adelphia Gateway acquisition; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's BGSS incentive programs, our Energy Services segment operations and our risk management efforts; the ability to comply with current and future regulatory requirements; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are approved for recovery from customers through the regulatory process, including through future base rate case filings; the impact of a disallowance of recovery of environmental-related expenditures and other regulatory changes; the performance of our subsidiaries; operating risks incidental to handling, storing, transporting and providing customers with natural gas; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; the regulatory and pricing policies of federal and state regulatory agencies; timing of qualifying for ITCs due to delays or failures to complete planned solar projects and the resulting effect on our effective tax rate and earnings; the results of legal or administrative proceedings with respect to claims, rates, environmental issues, natural gas cost prudence reviews and other matters; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to our company; risks related to cyberattack or failure of information technology systems; the impact of volatility in the equity and credit markets on our access to capital; the impact to the asset values and resulting higher costs and funding obligations of our pension and post-employment benefit plans as a result of potential downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, and liquidity in the wholesale energy trading market; accounting effects and other risks associated with hedging activities and use of derivatives contracts; the ability to optimize our physical assets; weather and economic conditions; changes to tax laws and regulations; any potential need to record a valuation allowance for our deferred tax assets; the ability to comply with debt covenants; demographic changes in NJR's service territory and their effect on NJR's customer growth; the impact of natural disasters, terrorist activities and other extreme events on our operations and customers; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; environmental-related and other uncertainties related to litigation or administrative proceedings; risks related to our employee workforce; and risks associated with the management of our joint ventures and partnerships, and investment in a master limited partnership. The aforementioned factors are detailed in the "Risk Factors" sections of our Form 10-K that we filed with the Securities and Exchange Commission (SEC) on November 20, 2018, which is available on the SEC's Web site at sec.gov. Information included in this presentation is representative as of today only, and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Measures

This presentation includes the non-GAAP measures, NFE and utility gross margin. As an indicator of the Company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income, operating income or earnings per share.

NFE excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expense are passed through to customers and therefore, have no effect on gross margin.

Management uses NFE and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing fiscal 2019 earnings guidance, management is aware that there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.



AGENDA

Second-Quarter 2019 Highlights
Steve Westhoven

Financial Review
Pat Migliaccio

Q&A



SECOND-QUARTER HIGHLIGHTS

Steve Westhoven

President & Chief Operating Officer

Second-Quarter Fiscal 2019 Highlights



Financial Results

- Net financial earnings (NFE) per share of $1.27*
- Reaffirmed fiscal 2019 NFE guidance of $1.95 - $2.05 per share



Infrastructure Investments

- Filed rate case and submitted a filing for a five-year infrastructure investment program with the BPU
- Added nearly 2,100 new customers driven by residential new construction



Safety and Reliability

- Continued construction of the Southern Reliability Link; in-service date expected in 2020
- Midstream projects continue to progress



Clean Energy

- On track to place six commercial solar projects into service in FY 2019
- Closed sale of remaining wind assets for $208.6 million

** A reconciliation from NFE to net income can be found in the Appendix on **Slide 18.***

NJNG - Rate Case Filing

- Requested an increase of $128.2 million
- Proposed rate base of $1.8 billion
- Overall Cost of Capital and Weighted Return:

($ millions)	Amount	Percent	Embedded Cost	Weighted Cost
Long-Term Debt	$885	43.5%	4.0%	1.7%
Common Equity	$1,150	56.5%	10.9%	6.2%
Total	$2,035	100.0%		7.9%

Estimated Timeline for Rate Case*


April 1, 2019
August 15, 2019
October 15, 2019
January 15, 2020
Discovery
Hearings & Summation
Initial Decision (ALJ) and Order (BPU)
4 ½ Months
2 Months
3 Months

* As illustrated in the timeline, a rate case, by statute, in New Jersey, is a nine-month process from the filing date to completion; however, 10-12 months is not uncommon

NJNG – Infrastructure Investment Program (IIP)

- Five year, $507 million investment to strengthen infrastructure
- Natural gas transmission and distribution system enhancements
- Information technology system replacement

Natural Gas Delivery Enhancements



- Natural gas system enhancements account for $288 million of the investment
- Objective is to continue to make NJNG's system the safest in the state

Technology Replacement



- IT system replacement will account for $219 million of the investment
- Strengthen IT infrastructure to better serve customers
- Increase cybersecurity efforts

NJR Clean Energy Ventures


New York
Easton
Allentown
Trenton
King of Prussia
Philadelphia
Cherry Hill
Toms River
Atlantic City
Ocean City
Dover
Wildwood
Cape May

Commercial

- 37 commercial solar projects placed into service since inception
  - Total of 184 megawatts (MW) of capacity
- FY2019 target of 50 MWs installed
  - 2 projects complete
  - 4 projects under construction

Residential

- The Sunlight Advantage® added 189 new customers in fiscal 2Q19
- Now serve over 7,600 customers



FINANCIAL REVIEW

Pat Migliaccio
Senior Vice President &
Chief Financial Officer

Changes in Net Financial Earnings – FY 2Q19

Three Months Ended March 31, 2019


Millions
$150.0
$100.0
$50.0
$0.0
$142.1
$8.1
$3.2
$11.7
-$53.5
$0.9
$112.4
March 31, 2018
NJNG
Midstream
CEV
Energy Services
HS/Other
March 31, 2019

Six Months Ended March 31, 2019


Millions
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$277.4
$5.7
-$10.7
-$49.4
-$65.4
$8.9
$166.5
March 31, 2018
NJNG
Midstream
CEV
Energy Services
HS/Other
March 31, 2019

NJRCEV - SREC Hedging Strategy Stabilizes Revenue


EY20
EY21
EY22
336
336
343
345
148
345
0
50
100
150
200
250
300
350
400
Thousands of SREC's
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
100%	$198	$230

Percent Hedged	Average Price	Current Price (EY)
99%	$195	$216

Percent Hedged	Average Price	Current Price (EY)
43%	$196	$182

As of April 26, 2019; Source: InterContinental Exchange

NJR Capital Plan

($MM)	FYTD 2019A*	2019E	2020E	2021E
New Customer	$19.5	$43.4	$47.3	$51.4
Maintenance	36.5	78.9	72.3	57.0
Cost of Removal/Other	24.0	57.0	66.2	46.5
SAFE II	22.8	49.8	42.6	34.8
NJ RISE	12.6	31.7	24.5	0.0
SRL	27.3	72.6	112.5	0.0
Infrastructure Investment Program	0.0	5.5	83.2	107.2
Total NJNG	***$142.7***	***$338.9***	***$448.6***	***$296.9***
PennEast	$1.5	$4.6	$195.0	$30.0
Adelphia Gateway	4.6	258.4	59.8	1.6
Midstream	***$6.1***	***$263.0***	***$254.8***	***$31.6***
Residential Solar	$11.0	$30.2	$25.0	$26.0
Commercial Solar	40.3	127.9	79.0	81.0
Subtotal	*$51.3*	$158.1	$104.0	$107.0
Sale leaseback Solar	$0.0	$0.0	$0.0	$0.0
Total NJRCEV	**$51.3**	**$158.1**	**$104.0**	**$107.0**
GRAND TOTAL	***$200.1***	***$760.0***	***$807.4***	***$435.5***

* As of March 31, 2019

** Spending based on projects placed into service and eligible for ITC

NJR Sources and Uses of Capital


2019E
2020E
2021E
$1,000
$800
$600
$400
$200
$0
Millions
Sources
Uses
Sources
Uses
Sources
Uses
LT Debt/Asset Sales
Equity
CFFO
Capex
Dividends

Capital Plan Supports Infrastructure Investments,
While Maintaining Strong Balance Sheet



Q&A



APPENDIX

Projected Sources of NFE


Fiscal 2019
Midstream
5%-15%
NJR Energy Services
5%-10%
NJR Home Services
0%-2%
Regulated
50%-65%
Unregulated
30%-47%
NJR Clean Energy Ventures
25%-35%
New Jersey Natural Gas
45%-50%
Fiscal 2020 and Beyond
Midstream
10%-25%
NJR Energy Services
5% - 15%
NJR Home Services
0% - 2%
Regulated
60%-80%
Unregulated
15%-37%
New Jersey Natural Gas
50% - 60%
NJR Clean Energy Ventures
10% - 20%

Clean Energy Ventures (CEV) contribution returns to a normalized range in fiscal 2020 and beyond

Fiscal 2019 Second Quarter NFE

	Three Months Ending March 31,			Six Months Ending March 31,		
	2019	2018	Change	2019	2018	Change
New Jersey Natural Gas	$68.5	$60.4	$8.1	$100.3	$94.6	$5.7
NJR Midstream	4.5	1.3	3.2	8.1	18.8	(10.7)
Regulated Businesses	**73.0**	**61.8**	**11.2**	**108.4**	**113.4**	**(5.0)**
NJR Clean Energy Ventures	21.7	10.1	11.7	31.9	81.3	(49.4)
NJR Energy Services	19.3	72.8	(53.5)	27.7	93.1	(65.4)
NJR Home Services & Other	(1.7)	(2.6)	0.9	(1.5)	(10.4)	8.9
Total	**$112.4**	**$142.1**	**($29.7)**	**$166.5**	**$277.4**	**($110.9)**

EPS	**$1.27**	**$1.62**	**($0.35)**	**$1.88**	**$3.18**	**($1.30)**

Reconciliation of Non-GAAP Measures

A reconciliation of NFE for the three and six months ended March 31, 2019 and 2018 to net income is provided below:

	Three Months Ended March 31,		Six Months Ended March 31,	
(Thousands)	2019	2018	2019	2018
Net income*	$ 73,573	$ 140,266	$ 159,821	$ 263,965
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	10,226	(11,608)	(707)	23,246
Tax effect	(2,435)	4,716	149	(3,343)
Effects of economic hedging related to natural gas inventory	22,367	6,125	756	(19,262)
Tax effect	(5,316)	(1,715)	(180)	6,529
Net income to NFE tax adjustment	14,002	4,278	6,671	6,260
Net financial earnings	$ 112,417	$ 142,062	$ 166,510	$ 277,395
Weighted Average Shares Outstanding				
Basic	88,836	87,595	88,692	87,295
Diluted	89,228	87,989	89,093	87,690
Basic earnings per share	$ 0.83	$ 1.60	$ 1.80	$ 3.02
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	0.12	(0.13)	(0.01)	0.27
Tax effect	(0.03)	0.05	—	(0.04)
Effects of economic hedging related to natural gas inventory	0.25	0.07	0.01	(0.22)
Tax effect	(0.06)	(0.02)	—	0.08
Net income to NFE tax adjustment	0.16	0.05	0.08	0.07
Basic net financial earnings per share	$1.27	$ 1.62	$ 1.88	$ 3.18

NJNG – Strong Customer Growth

Second Quarter Fiscal 2019

- **2,096** new customers added
  - 1,457 new construction
  - 639 conversions

2019 New Customer Additions Forecast


65%
35%
New Construction
Conversions

Second Quarter Fiscal 2019


Customers
10,000
7,500
5,000
2,500
0
4,656
5,030
9,596
9,667
YTD 2018
YTD 2019
FY18A
FY19E*
New Construction
Conversions

28,000 – 30,000 new customers estimated from 2019-2021;
1.8 percent annually

** Based on the midpoint of NJNG FY2019 to FY2021 new customer addition estimates*

NJR - Factors Supporting Future Customer Growth

New Construction

2018 Building Permits Issued[1]


4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
3,901
1,450
1,575
876
NJNG
Monmouth
Ocean
Morris

Residential New Construction[3] = 69,100


2019 - 2021
= 15,870
2022 – Buildout
= 53,230

Conversions

Equivalent Customer Cost[2]


$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.89
$2.28
$4.18
$3.93
NJNG
Fuel Oil
Propane
Electricity

Residential Conversions[4] = 101,700


Non Heat,
4,800
On Main,
30,200
Off Main,
38,800
Near Main,
27,900

1. Source: U.S. Bureau of Census as of September 2018
2. Source: U.S. Energy Information Administration; as of December 31, 2018; based on 100,000 comparable BTUs
3. Source: A.D. Little as of September 2018 and updated annually by NJNG.
4. Source: NJNG as of November 2, 2018 and updated annually.

NJNG - Southern Reliability Link (SRL)

Current Status

- Construction began in fiscal 1Q19
- Received an easement from Joint Base McGuire-Dix-Lakehurst in June 2018
- Approvals received from:
  - New Jersey Pinelands Commission
  - New Jersey Department of Environmental Protection
  - New Jersey Board of Public Utilities



Tetco
Transco
SRL
NJNG Transmission

Project Description and Significance

- 30-mile pipeline designed to improve system integrity and reliability
- Diversifies supply

Jan. 2017
BPU Approval

Mar. 2017
Permit Issued by NJDEP

Sept. 2017
NJ Pinelands Comm. Approval

June 2018
Joint Base Approval

Fiscal 1Q19:
Construction commenced

2020
SRL In Service

Midstream - PennEast Pipeline Project

Project Description

- 20 percent ownership in 120-mile transmission pipeline to Northeast connecting Marcellus Shale region supply
- Access to the lowest cost supply point in North America; benefits customers and local economies
- Approved by FERC - January 19, 2018



Tennessee
Transco
PennEast Pipeline
Texas Eastern
Millennium
Algonquin
Columbia
UGI
PECO
PSE&G
NJR
SJI
Columbia of PA
Elizabethtown
Central Hudson
NYSEG
Con Ed
Nat'l Grid
Delmarva
PGW

Current Status and Recent Developments

- On December 14, 2018, the PennEast Pipeline Project received a favorable ruling from the United States District Court for New Jersey granting PennEast access to properties to complete land surveys
- Currently conducting remaining land surveys in New Jersey

Midstream - Adelphia Gateway Project Update

Project Overview

- Converts existing oil pipeline to natural gas
- Leverages existing infrastructure, brownfield locations and rights of way
- Provides new natural gas supply to constrained markets through increased delivery connections
- Successful open season completed
- Received Environment Assessment from FERC



Northampton
Lehigh
Berks
Montgomery
Bucks
Delaware
Philadelphia
Chester
Camden

Fiscal 2Q18: FERC filing for Certificate of Public Convenience and Necessity ✔

Fiscal 3Q18: FERC announced Environmental Assessment ✔

Fiscal 4Q18: Received notice of schedule for Environmental Review from FERC ✔

Fiscal 2019: Receipt of necessary local and regulatory approvals

Fiscal 2019: Project in service

Clean Energy Ventures

Recent Developments

- Completed the sale of the remaining assets in the wind portfolio
  - Total proceeds of $208.6 million
- Six projects expected to be placed into service in fiscal 2019, totaling over 50 MW of capacity
- The Sunlight Advantage® added 189 new customers in fiscal 2Q19, now serving over 7,600 customers



Total MW in Service


Megawatts
250.0
200.0
150.0
100.0
50.0
0.0
149.7
189.1
231.3
290.0
2016
2017
2018
2019E
Fiscal Year

Dividend Growth Rate of 6 – 8 Percent Annually



Dividends Per Share
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Dividend Per Share
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Payout Ratio
$0.96
$1.02
$1.09
$1.17
6.8% CAGR
2016
2017
2018**
2019
Fiscal Year
Ind. Div Rate
Payout *

* *2019 payout based on midpoint of fiscal 2019 guidance*

** *Includes out-performance of Energy Services and tax reform vs. expectations, lowering payout*

NJRCEV - SREC Hedging Strategy Stabilizes Revenue


FY20
355
355
FY21
321
345
FY22
80
345
0
50
100
150
200
250
300
350
400
Thousands of SREC's
Hedged
Unhedged

Percent Hedged	Average Price	Current Price
100%	$194	$233

Percent Hedged	Average Price	Current Price
93%	$196	$217

Percent Hedged	Average Price	Current Price
23%	$194	$133

As of April 26, 2019; Source: InterContinental Exchange

NJR Projected Cash Flows

($ millions)	2018A	2019E	2020E	2021E
Cash Flow From Operations	$398.3	$272.7	$326.6	$391.4
Uses of Funds				
Capital Expenditures - NJNG/Other	($254.5)	($338.9)	($448.6)	($296.9)
Capital Expenditures - PennEast	(16.2)	(4.6)	(168.7)	(18.2)
Capital Expenditures - CEV	(123.4)	(158.1)	(104.0)	(107.0)
Capital Expenditures - Adelphia	(16.7)	(258.4)	(59.8)	(1.6)
Dividends	(95.8)	(104.3)	(114.4)	(124.2)
Total Uses of Funds	**($506.6)**	**($864.3)**	**($895.5)**	**($547.9)**
Financing Activities				
Common Stock Proceeds, Net	$58.8	$81.0	$118.0	$18.0
Debt Proceeds/Other*	48.7	510.6	450.9	138.5
Total Financing Activities	**$107.5**	**$591.6**	**$568.9**	**$156.5**

As of March 31, 2019

* Includes proceeds from asset sales and PennEast project finance